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                                                                    EXHIBIT 24.1


                      HEALTH MANAGEMENT ASSOCIATES, INC.

                  Officers' and Directors' Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, being Directors or Officers of Health Management Associates, Inc., a Delaware corporation (the "Corporation"), which anticipates filing with the Securities and Exchange Commission (the "Commission"), under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 or a Post-Effective Amendment to the Corporation's previously filed Registration Statement on Form S-8 (collectively, the "Registration Statement") to reflect Amendment No. 6 to the Health Management Associates, Inc. 1996 Executive Incentive Compensation Plan, and to register under the Act all of the additional shares of the Corporation's Class A Common Stock issuable as a result thereof, DO HEREBY constitute and appoint Stephen M. Ray, Timothy R. Parry and Susan Mascette Brandt, and each of them, the attorneys of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned:

          (1) to sign and file on behalf of the undersigned the Registration Statement and any and all amendments thereto, any and all exhibits thereto and any and all applications or other documents to be filed with the Commission pertaining to the securities covered by the Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever under and in accordance with the Act and the rules and regulations promulgated thereunder by the Commission, hereby ratifying and approving the acts of such attorney or attorneys, or any such substitute or substitutes; and

          (2) to take any and all action which they may deem necessary or desirable to register or qualify the Corporation and further to register or qualify the securities of the Corporation under the Blue Sky or securities laws of such states as they may deem necessary and desirable, and in connection therewith to prepare, execute, acknowledge and file such applications, certificates, affidavits, covenants, consents to service of process and other documents as such attorney or attorneys may deem necessary or desirable.

     This Instrument may be executed in several counterparts, each of which shall be an original but all of which together shall constitute one and the same Instrument.
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     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the respective dates set forth below.


Dated: September 19, 2000          /s/ William J. Schoen
                                   ---------------------------------------------
                                   William J. Schoen
                                   Chairman of the Board and
                                   Chief Executive Officer



Dated: September 19, 2000          /s/ Stephen M. Ray
                                   ---------------------------------------------
                                   Stephen M. Ray
                                   Executive Vice President, Chief Financial
                                   Officer and Chief Accounting Officer



Dated: September 19, 2000          /s/ Kent P. Dauten
                                   ---------------------------------------------
                                   Kent P. Dauten, Director



Dated: September 19, 2000          /s/ Robert A. Knox
                                   ---------------------------------------------
                                   Robert A. Knox, Director



Dated: September 19, 2000          /s/ Charles R. Lees
                                   ---------------------------------------------
                                   Charles R. Lees, Director



Dated: September 19, 2000          /s/ Kenneth D. Lewis
                                   ---------------------------------------------
                                   Kenneth D. Lewis, Director



Dated: September 19, 2000          /s/ William E. Mayberry
                                   ---------------------------------------------
                                   William E. Mayberry, Director



Dated: September 19, 2000          /s/ Randolph W. Westerfield
                                   ---------------------------------------------
                                   Randolph W. Westerfield, Director

State of Florida    )
                    )  ss:
County of Collier   )

     On this 19th day of September, 2000, before me personally came William J. Schoen, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                   /s/ Mary M. Pirro
                                   ---------------------------------------------
                                   Notary Public



State of Florida    )
                    )  ss:
County of Collier   )

     On this 19th day of September, 2000, before me personally came Stephen M. Ray, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                   /s/ Mary M. Pirro
                                   ---------------------------------------------
                                   Notary Public



State of Florida    )
                    )  ss:
County of Collier   )

     On this 19th day of September, 2000, before me personally came Kent P. Dauten, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                   /s/ Mary M. Pirro
                                   ---------------------------------------------
                                   Notary Public

State of Florida    )
                    )  ss:
County of Collier   )

     On this 19th day of September, 2000, before me personally came Robert A. Knox, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                   /s/ Mary M. Pirro
                                   ---------------------------------------------
                                   Notary Public



State of Florida    )
                    )  ss:
County of Collier   )

     On this 19th day of September, 2000, before me personally came Charles R. Lees, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                   /s/ Mary M. Pirro
                                   ---------------------------------------------
                                   Notary Public



State of Florida    )
                    )  ss:
County of Collier   )

     On this 19th day of September, 2000, before me personally came Kenneth D. Lewis, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                   /s/ Mary M. Pirro
                                   ---------------------------------------------
                                   Notary Public

State of Florida     )
                     ) ss:
County of Collier    )

        On this 19th day of September, 2000, before me personally came
William E. Mayberry, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                        /s/ Mary M. Pirro
                                        -------------------------
                                        Notary Public


State of Florida     )
                     ) ss:
County of Collier    )


        On this 19th day of September, 2000, before me personally came
Randolph W. Westerfield, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                        /s/ Mary M. Pirro
                                        -------------------------
                                        Notary Public